                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 31, 2000



                           Chateau Communities, Inc.
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            (Exact Name of Registrant as Specified in its Charter)

     Maryland                             001-12496                   38-3132038
-------------------------------------------------------------------------------------
(State or Other Jurisdiction              (Commission                (IRS Employer
 of Formation)                            File Number)           Identification Number)


          6160 South Syracuse Way, Greenwood Village, Colorado 80111
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         (Address of Principal Executive Offices, Including Zip Code)

       Registrant's Telephone Number, Including Area Code  (303) 741-8707
                                                           --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former Name of Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

On July 26, 2000, Chateau Communities, Inc. issued a press release relating to certain selected financial information for the quarter ended June 30, 2000. A copy of this press release is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

     (a)  Financial Statements - None

     (b)  Pro Forma Financial Information - None

     (c)  Exhibits

            99 - Press Release of Chateau Communities, Inc., dated July 26, 2000

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 31, 2000                             CHATEAU COMMUNITIES, INC.


                                                 By:  /s/ Tamara D. Fischer
                                                      --------------------------
                                                      Tamara D. Fischer
                                                      Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.
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  99 -  Press Release of Chateau Communities, Inc., dated July 26, 2000